UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 2, 2022

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2022, at the 2022 Annual Meeting of Stockholders of the Company, the stockholders of the Company voted on the following four items:

1.    To elect nine directors to serve until the Company’s next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    To consider a non-binding advisory resolution approving named executive officer compensation;

3.    To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2022; and

4.    To consider a stockholder proposal regarding special stockholder meetings.

The results were as follows:

Proposal 1. The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Abstentions	Broker Non-Votes

John W. Altmeyer	45,858,204	901,774	36,679	1,270,387
Anthony J. Guzzi	44,948,994	1,810,242	37,421	1,270,387
Ronald L. Johnson	45,690,219	1,068,391	38,047	1,270,387
David H. Laidley	45,131,174	1,628,287	37,196	1,270,387
Carol P. Lowe	46,624,434	135,075	37,148	1,270,387
M. Kevin McEvoy	44,783,607	1,588,058	424,992	1,270,387
William P. Reid	46,463,026	295,245	38,386	1,270,387
Steven B. Schwarzwaelder	45,955,977	803,435	37,245	1,270,387
Robin Walker-Lee	45,558,664	1,199,383	38,610	1,270,387

All of the Company’s incumbent directors standing for election were re-elected.

Proposal 2. The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	42,710,230
Shares Against	3,988,005
Shares Abstaining	98,422
Broker Non-Votes	1,270,387

Proposal 3. The proposal for stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2022 was approved based upon the following votes:

Shares For	47,193,997
Shares Against	838,690
Shares Abstaining	34,357
There were no broker non-votes on this item.

Proposal 4. The proposal for stockholders to consider a proposal requiring the Board of Directors of the Company to take steps to permit holders in the aggregate of 10% of the Company's common stock to call special stockholder meetings was not approved, based upon the following votes:

Shares For	19,244,016
Shares Against	27,510,310
Shares Abstaining	42,331
Broker Non-Votes	1,270,387

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Date: June 3, 2022	By:	/s/ MAXINE L. MAURICIO
	Name:	Maxine L. Mauricio
	Title:	Executive Vice President,
General Counsel and Secretary